1 Morgan Stanley Conference – May 2014

2 Safe Harbor In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, and the satisfaction of the conditions to the completion of the proposed spin-off of Ashford Inc. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. Historical results are not indicative of future performance. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow- through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc., Ashford Hospitality Prime, Inc., Ashford Inc., or any of their respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

Strong Track Record & Performance 3

4 Demonstrated 10-Year Track Record • Disciplined growth, operational expertise, and capital allocation to maximize shareholder returns • AHT and AHP expect to benefit from strong management capabilities 21% 115% 37% 142% 218% 86% 115% 141% 217% 195% 19% 60% 52% 73% 286% 11% -20% -4% 15% 76% 131% -50% 0% 50% 100% 150% 200% 250% 300% AHT Peer Avg 367% 400% Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Trailing Total Shareholder Returns as of 5/21/14 Source: Bloomberg Total Shareholder Return

5 Highly-Aligned Management • With insider ownership* of approximately 18% for AHT and 14% for AHP, management is highly-aligned with shareholder interests Publicly-Traded Hotel REIT Insider Ownership 18%* 14%* 4% 3% 3% 3% 3% 2% 2% 2% 1% 1% 1% 1% 1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% AHT AHP HT CLDT FCH RLJ INN CHSP Peer Avg HST DRH PEB SHO BEE LHO Public Lodging REITs include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. * Insider ownership for Ashford entities includes direct & indirect interests & interests of related parties

Industry Overview 6

• Demand expected to exceed supply through at least 2015 7 Attractive Supply/Demand Imbalance Source: PKF -8.0 -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 2005 2006 2007 2008 2009 2010 2011 2012 2013F 2014F 2015F Y ea r- ov e r- Y ea r % Gro w th Supply Growth Demand Growth PKF Forecast

8 Source: PKF 7.7% 6.1% -2.0% -16.7% 5.4% 8.2% 6.8% 5.4% 6.6% 7.0% 4.7% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% Historical RevPAR Growth Forecasted RevPAR Growth PKF RevPAR Growth Forecasts

Potential Industry EBITDA Growth Rates 9 *Based on PKF RevPAR/ADR/Occupancy projections and EBITDA growth resulting from PKF EBITDA change regression equation. • With strong potential RevPAR gains, those companies with reasonable flow-throughs could experience significant EBITDA growth • PKF estimates 2-year cumulative EBITDA growth of about 28%* CUMULATIVE 2-YEAR EBITDA GROWTH COMPOUNDED 2-YEAR REVPAR GROWTH RATE 28.1% 5.5% 6.0% 6.5% 7.0% 7.5% 2 -YE A R E BI T D A F L O W % 20.0% 9.0% 9.9% 10.7% 11.6% 12.5% 25.0% 11.3% 12.4% 13.4% 14.5% 15.6% 30.0% 13.6% 14.8% 16.1% 17.4% 18.7% 35.0% 15.8% 17.3% 18.8% 20.3% 21.8% 40.0% 18.1% 19.8% 21.5% 23.2% 24.9% 45.0% 20.3% 22.2% 24.2% 26.1% 28.0% 50.0% 22.6% 24.7% 26.8% 29.0% 31.1% 55.0% 24.9% 27.2% 29.5% 31.9% 34.2% 60.0% 27.1% 29.7% 32.2% 34.8% 37.4% 65.0% 29.4% 32.1% 34.9% 37.7% 40.5% 70.0% 31.6% 34.6% 37.6% 40.6% 43.6%

• Historically, attractive returns remain for investors from this point in the lodging cycle 10 Historical Industry Stock Returns % 50% 100% 150% 200% 250% 300% 350% 0 12 24 36 48 60 72 84 96 108 T S R Months from Peak to Peak 1989-1997 1997-2007 2007-Current Index includes AHT, BEE, DRH, FCH, HST, HT, LHO, and SHO. Companies are included in the data from the time of their IPO.

Compelling Opportunity 11

12 Ashford Family of Companies

13 Estimated Value Per Key $248,496 $392,676 $173,605 $372,334 $163,862 $301,713 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 Ashford Trust Ashford Prime Replacement Cost Private Market Value Current Trading Value • Ashford Trust and Ashford Prime are currently trading well below replacement cost and private market value Source – Replacement Cost: HVS & JP Morgan Source – Private Market Values: HVS

Ashford Hospitality Trust 14

Portfolio Overview – Ashford Trust 15 *FY 2013 Hotel EBITDA

16 50.1% 42.8% 60.0% 69.4% 55.3% 0% 20% 40% 60% 80% 2009 2010 2011 2012 2013 Hotel EBITDA Flow-Through Annual Hotel EBITDA Flow-Through 2012 2013 Q1 2013 Q1 2014 Var RevPAR $94.65 $97.14 $94.47 $101.55 7.5% Hotel Revenue $1,013,117 $1,034,819 $249,518 $264,325 5.9% Hotel EBITDA $305,719 $317,546 $74,879 $82,664 10.4% EBITDA Flow 55.3% 52.6% The above table assumes for quarterly periods the 114 properties owned and included in continuing operations March 31, 2014 were owned as of the beginning of each of the periods shown The above table assumes for annual periods the 115 properties owned and included in continuing operations December 31, 2013 were owned as of the beginning of each of the periods shown Revenue and EBITDA figures displayed in $000's Asset Performance – Ashford Trust

17 Ashford Trust Debt Maturities 106.8 242.7 273.3 492.6 151.8 652.0 346.0 - 100.0 200.0 300.0 400.0 500.0 600.0 700.0 800.0 900.0 1,000.0 2014 2015 2016 2017 2018 D e b t ( $ in m il lio n s) Fixed-Rate Floating-Rate

18 Acquisition • Transformational 28-hotel, $1.3 billion acquisition • Invested in the mezzanine debt in 2008 via joint venture • Completed foreclosure & restructuring in March 2011 with new $150 million investment from Ashford Trust & $50 million investment from JV partner • Ashford Trust owns 72% Current Valuation • Over $144 million spent on capex since takeover in 2011 • Significant increase in equity value • Implied IRR materially above initial underwriting Further Opportunities • Continued aggressive asset management to increase revenues and EBITDA • Potential refinancing and exit from cash trap • Explore buyout of JV partner Highland Investment Update

Ashford Trust Photo Gallery 19 Renaissance Palm Springs Hilton Santa Fe Ritz-Carlton Atlanta Downtown Marriott San Antonio Plaza Renaissance Portsmouth Hilton Nassau Bay Hilton Boston Back Bay The Churchill

Ashford Hospitality Prime 20

Portfolio Overview – Ashford Prime 21 *FY 2013 Hotel EBITDA

22 Revenue and EBITDA figures displayed in $000's Asset Performance – Ashford Prime 2012 2013 Q1 2013 Q1 2014 Var RevPAR $140.20 $148.64 $140.03 $147.69 5.5% Hotel Revenue $221,188 $233,475 $66,830 $69,179 3.5% Hotel EBITDA $66,993 $71,757 $18,166 $18,823 3.6% EBITDA Flow- Through 38.8% 28.0% 53.7% 90.3% 63.7% 55.7% 38.8% 0% 20% 40% 60% 80% 100% 2009 2010 2011 2012 2013 Hotel EBITDA Flow-Through The above table assumes for quarterly periods the 10 properties owned and included in continuing operations at March 31, 2014 were owned as of the beginning of each of the periods shown The above table assumes for annual periods the 8 properties owned and included in continuing operations at December 31, 2013 were owned as of the beginning of each of the periods shown

23 414.5 8.1 266.4 - 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 450.0 2014 2015 2016 2017 2018 D e b t ( $ in m il lio n s) Fixed-Rate Floating-Rate Ashford Prime Debt Maturities

24 Property Information: • Location: Downtown Chicago (Gold Coast submarket) • Rooms: 415 (including 32 suites) • Year Built: 2002 • 10,000 sf of meeting space • Fee simple; 32 story tower • Segmentation: 70% transient; 30% group Acquisition Overview: • Purchase Price: $153 million • Purchase Price/Key: $369,000 • RevPAR of $178* vs. AHP Portfolio RevPAR of $159* Strengths/Opportunities: • Excellent Gold Coast location in a key U.S. gateway market • High quality asset with attractive contemporary design and minimal capex needs • Discount to replacement cost • Diversifies portfolio by market, brand, and manager • Potential to re-concept restaurants and implement tiered pricing to drive additional revenue • Improved cash flow through Ashford asset management and best practices • Strong appeal to international travelers with longer stay patterns Chicago Sofitel Transaction *TTM through 3/31/14

25 Pier House Resort Transaction Property Information: • Location: Key West, FL • Rooms: 142 (including 21 suites) • Year Built: 1968 • 2,600 sf of meeting space • Fee simple • Segmentation: 93% transient; 7% group Acquisition Overview: • Purchase Price: $92.7 million • Purchase Price/Key: $653,000 • RevPAR of $316* vs. AHP Portfolio RevPAR of $159* Strengths/Opportunities: • Excellent location at north end of Duval Street in one of strongest hotel markets in U.S. • Extremely high barriers to entry with Rate of Growth Ordinance • High quality asset with minimal capex needs • Management has deep experience in Key West market and continues to drive revenue initiatives and cost efficiencies • Improved cash flow through Ashford asset management and best practices *TTM through 3/31/14

Ashford Prime Photo Gallery 26 Tampa Renaissance Marriott Seattle Waterfront Hilton La Jolla Torrey Pines Courtyard Seattle Downtown Capital Hilton Marriott Plano Legacy Philadelphia Courtyard San Francisco Courtyard

Growth & Acquisition Strategy 27

28  Highly quantitative approach focused on long-term accretion for each platform  Proven track record of value-creating acquisitions  Disciplined capital allocation  Multiple ways to grow each platform:  Single asset acquisitions  Portfolio acquisitions  Incubation of new platforms Acquisition & Growth Strategy

29 Differentiated Investment Strategy Ashford Prime Ashford Trust Investment Focus Full-service and select-service hotels anticipated to generate RevPAR at least twice the national average All segments of the hospitality industry, with RevPAR criteria outside the Ashford Prime investment focus Investment Type Direct hotel investments and joint ventures Direct hotel investments, joint ventures and debt Geography Domestic and international gateway markets and select resort locations National focus, including primary, secondary and tertiary markets Chain Scale Upscale, upper-upscale and luxury Various chain scale segments Mix of Service Full-service and select-service in urban markets Full-service and select-service Capital Structure/Leverage Policy Conservative - target < 5.0x net debt and preferred equity to EBITDA Opportunistic - strategic use of debt designed to maximize returns Brand Strategy Premium brands and high quality independent hotels Premium brands and high quality independent hotels Management Ashford Advisor Ashford Advisor • AHP and AHT have distinct investment strategies. AHP and AHT expect to benefit from the proven successful capabilities of the Ashford management team

30 Accretive Growth - Ashford management is focused on accretive growth - Our definition of accretion: the 5-year Total Shareholder Return (TSR) post-transaction must be greater than the 5-year TSR pre-transaction - Transactions are modeled on a leverage-neutral basis Base Model Transaction (Leverage-Neutral) Combined Model 5-year TSR 5-year TSR Combined 5-year TSR > Base 5-year TSR

31 Well Positioned For Growth • Unique built in pipeline of option hotels and right of first offer hotels • Targeted acquisitions consistent with investment guidelines • Internal growth from asset performance • Opportunistic, value add transactions • Internal growth from asset performance • Excess cash from potential refinancings • Highland portfolio opportunities • Partial ownership of Ashford Prime • Advisory fees

32 Projected Hotel Room Value Growth Source: JLL/HVS • U.S. hotel transaction volume is likely to increase over the next several years as private U.S. hotel market values rise $0 $10 $20 $30 $40 $50 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 $140,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014F2015F U .S . H ot e l Tra n sa ct ion Vol u m e in $ B il (JL L) Priva te U .S . H ot e l Mark e t V a lu e P e r K e y ( H V S ) U.S. Hotel Value Per Key - HVS U.S. Hotel Transaction Volume ($B) - JLL

33 Marriott Gateway & ROFO Hotels Hotel Market Rooms Ritz-Carlton Atlanta, GA 444 Rooms Hilton Back Bay Boston, MA 390 Rooms Courtyard Downtown Boston, MA 315 Rooms Embassy Suites Portland, OR 276 Rooms Embassy Suites Crystal City Washington, D.C. 267 Rooms Crowne Plaza Beverly Hills Los Angeles, CA 258 Rooms Hyatt Regency Coral Gables Miami, FL 250 Rooms Melrose Washington, D.C. 240 Rooms One Ocean Jacksonville, FL 193 Rooms Churchill Washington, D.C. 173 Rooms Crowne Plaza Key West Key West, FL 160 Rooms Embassy Suites Houston, TX 150 Rooms Right of First Offer Assets Right of First Offer Assets Option Asset Hotel Market Rooms Marriott Crystal Gateway Washington, D.C. 697 Rooms Option Asset

34  Real Estate Hedged Equity Strategy Ashford Inc. Pro Forma Structure  To be spun-off as a publicly traded entity (ticker "AINC")  Asset management platform  Fee structure based on 70bps of total enterprise value plus incentive fees based on total shareholder returns vs. peer set Potential Future Platforms Select Service Debt Hotel Management Project and Construction Management Management Agreements Other Businesses or Investments Ashford Inc. Growth Opportunities

Appendix 35

36 Executive Bios Monty J. Bennett Chief Executive Officer & Chairman of the Board Douglas A. Kessler President Mr. Kessler is the President of Ashford Hospitality Advisors and serves as the President of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). He is currently on the Board of Directors of AHP, and was previously on the Board of Directors of AHT. Prior to being appointed President, Mr. Kessler served as Ashford Trust's Chief Operating Officer and Head of Acquisitions beginning in May 2003. Mr. Kessler has spearheaded numerous key initiatives while at Ashford Trust and has been responsible for several billion dollars of capital transactions along with the growth of the company's asset base to in excess of $4 billion. From July 2002 until August 2003, Mr. Kessler also served as the managing director/chief investment officer of Remington Hotel Corporation. Prior to joining Remington Hotel Corporation in 2002, from 1993 to 2002, Mr. Kessler was employed at Goldman Sachs’ Whitehall Real Estate Funds, where he assisted in the management of more than $11 billion of real estate (including $6 billion of hospitality investments) involving over 20 operating partner platforms worldwide. During his nine years at Whitehall, Mr. Kessler served on the boards or executive committees of several lodging companies, including Westin Hotels and Resorts and Strategic Hotel Capital. Mr. Kessler has diverse real estate experience totaling nearly 30 years and is a member of Urban Land Institute's Hotel Council and is a frequent speaker and panelist at lodging industry conferences including International Hotel Investment Forum, Americas Lodging Investment Summit and the NYU Lodging Conference. Mr. Kessler has a Master's degree in Business Administration and a Bachelor of Arts degree from Stanford University. Mr. Bennett is the Founder, Chairman, & Chief Executive Officer of Ashford Hospitality Advisors and serves as the Founder, Chairman, & Chief Executive Officer of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). Mr. Bennett is a member of the American Hotel & Lodging Association's Industry Real Estate Finance Advisory Council (IREFAC), the Urban Land Institute's Hotel Council, and is on the Advisory Editorial board for GlobalHotelNetwork.com. He is also a member of the CEO Fiscal Leadership Council for Fix the Debt, a non-partisan group dedicated to reducing the nation's federal debt level and on the advisory board of Texans for Education Reform. Formerly, Mr. Bennett was a member of Marriott's Owner Advisory Council and Hilton's Embassy Suites Franchise Advisory Council. Mr. Bennett is a frequent speaker and panelist for various hotel development and investment conferences including the NYU conference and the ALIS conference. Mr. Bennett received the Top- Performing CEO Award from HVS for 2011. This award is presented each year to the CEO in the hospitality industry who offers the best value to shareholders based on HVS's pay-for-performance model. The model compares financial results relative to CEO compensation, as well as a stock appreciation, company growth and increases in EBITDA. Mr. Bennett holds a Master's degree in Business Administration from Cornell's S.C. Johnson Graduate School of Management and received a Bachelor of Science degree with distinction from the School of Hotel Administration also at Cornell. He is a life member of the Cornell Hotel Society. Mr. Bennett's extensive industry experience as well as the strong and consistent leadership qualities he has displayed in his role as the chief executive officer and a director of Ashford Trust since its inception are vital skills that make him uniquely qualified to serve as the chairman of our board of directors.

37 Executive Bios David A. Brooks Chief Operating Officer, General Counsel & Secretary Mr. Brooks is the chief Operating Officer, General Counsel & Secretary of Ashford Hospitality Advisors and serves as Chief Operating Officer, General Counsel & Secretary of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). Prior to assuming the role of Chief Operating Officer of Ashford Trust, he served as Chief Legal Officer, Head of Transactions and Secretary from August 2003 to January 2009. Prior to that, he served as Executive Vice President and General Counsel for Remington Hotel Corporation and Ashford Financial Corporation, an affiliate of Ashford Trust, from January 1992 until August 2003, where he co-led the formation of numerous investment partnerships, negotiated and closed approximately $1 billion in asset acquisitions and asset managed nearly $750 million dollars in non-performing hospitality loans. Prior to joining Remington Hotel Corporation, Mr. Brooks served as a partner with the law firm of Sheinfeld, Maley & Kay. Mr. Brooks earned his Bachelor of Business Administration in Accounting from the University of North Texas in 1981, his Juris Doctor from the University of Houston Law Center in 1984 and became licensed as a CPA in the State of Texas in 1984 (currently non-practicing status). David J. Kimichik Chief Financial Officer Mr. Kimichik is the Chief Financial Officer of Ashford Hospitality Advisors and serves as the Chief Financial Officer of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). In addition to his duties as Chief Financial Officer of Ashford Trust, he has held the position of Director of Asset Management at Ashford Trust where he was responsible for leading a team of asset managers in the daily supervision of Ashford Trust's hotels and Ashford Trust's annual capital improvement activities. Mr. Kimichik has been associated with the principals of Ashford Trust and its predecessor for the past 30 years and was President of Ashford Financial Corporation from 1992 until August 2003. Mr. Kimichik previously served as Executive Vice President of Mariner Hotel Corporation, in which capacity he administered all corporate activities, including business development, financial management and operations. Mariner Hotel Corporation was a hotel developer and owner and at one time was Marriott Corporation's largest Franchisee. Mr. Kimichik holds a Bachelor of Science degree from the School of Hotel Administration at Cornell University.

38 Executive Bios Deric S. Eubanks Senior Vice President, Finance Mr. Eubanks is the Senior Vice President of Finance of Ashford Hospitality Advisors and serves as the Senior Vice President of finance of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). Mr. Eubanks is responsible for assisting our Chief Executive Officer and Chief Financial Officer with all corporate finance and financial reporting initiatives and capital market activities including equity raises, debt financings, and loan modifications. He also oversees Investor Relations and is responsible for overseeing and executing our hedging strategies. Prior to his role as Senior Vice President-Finance at Ashford Trust, Mr. Eubanks was Vice President of Investments and was responsible for sourcing and underwriting hotel investments including direct equity investments, joint venture equity, preferred equity, mezzanine loans, first mortgages, B-notes, construction loans, and other debt securities for Ashford Trust. Mr. Eubanks has been with Ashford Trust since its initial public offering in August of 2003. Mr. Eubanks has written several articles for industry publications and is a frequent speaker at industry conferences and industry round tables. Before joining Ashford Trust, Mr. Eubanks was a Manager of Financial Analysis for ClubCorp, where he assisted in underwriting and analyzing investment opportunities in the golf and resort industries. Mr. Eubanks earned a BBA from Southern Methodist University and is a CFA charter holder. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth. J. Robison Hays Senior Vice President, Corporate Strategy & Finance Mr. Hays is the Senior Vice President of Corporate Strategy & Finance of Ashford Hospitality Advisors and serves as the Senior Vice President of Corporate Strategy & Finance of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). Mr. Hays is responsible for the formation and execution of our strategic initiatives, working closely with our Chief Executive Officer. He also oversees all financial analysis as it relates to the corporate model, including acquisitions, divestitures, refinancings, hedging, capital market transactions and major capital outlays. Prior to 2013, in addition to his other responsibilities, Mr. Hays was in charge of Ashford Trust's investor relations group. Mr. Hays has been a frequent speaker at industry and Wall Street investor conferences. Prior to joining Ashford Trust, Mr. Hays worked in the Corporate Development office of Dresser, Inc., a Dallas-based oil field service & manufacturing company, where he focused on mergers, acquisitions, and strategic direction. Before working at Dresser, Mr. Hays was a member of the Merrill Lynch Global Power & Energy Investment Banking Group based in Texas.

39 Executive Bios Jeremy J. Welter Executive Vice President of Asset Management Mr. Welter is the Executive Vice President of Asset Management of Ashford Hospitality Advisors and serves as the Executive Vice President of Asset Management of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). Mr Welter has served as the Executive Vice President of Asset Management for Ashford Hospitality Trust since January 2011 where he oversees a $4 billion portfolio of 122 hotels. From August 2005 until December 2010, Mr. Welter was employed by Remington Hotels, LP in various capacities, most recently serving as chief financial officer. He is a current member of Marriott's Owner Advisory Council. From July 2000 through July 2005, Mr. Welter was an investment banker at Stephens, where he worked on mergers and acquisitions, public and private equity and debt, capital raises, company valuations, fairness opinions and recapitalizations. Before working at Stephens, Mr. Welter was part of Bank of America's Global Corporate Investment Banking group. Mr. Welter is a speaker and panelist for various lodging investment and development conferences, including the NYU Lodging Conference. Mr. Welter earned his Bachelor of Science in Business Administration in Economics from Oklahoma State University, where he served as student body president and graduated Summa Cum Laude. Mark L. Nunneley Chief Accounting Officer Mr. Nunneley is the Chief Accounting Officer of Ashford Hospitality Advisors and serves as the Chief Accounting Officer of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). He has served as the Chief Accounting Officer of Ashford Hospitality Trust since May 2003 where he is responsible for the tax, accounting, ad valorem tax and treasury functions. From 1992 until 2003, Mr. Nunneley served as Chief Financial Officer of Remington Hotel Corporation. He previously served as a tax consultant at Arthur Andersen & Company and as a tax manager at Deloitte & Touche. Mr. Nunneley is a certified public accountant (CPA) in the State of Texas and is a member of the American Institute of Certified Public Accountants, Texas Society of CPAs and Dallas Chapter of CPAs. Mr. Nunneley holds a Bachelor of Science degree in Business Administration from Pepperdine University and a Master of Science in Accounting from the University of Houston.

40 Morgan Stanley Conference – May 2014